UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12

Otter Tail Ag Enterprises, LLC
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒ No fee required.
☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1) Title of each class of securities to which the transaction applies:

(2) Aggregate number of securities to which the transaction applies:

(3) Per unit price or other underlying value of the transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4) The Proposed maximum aggregate value of the transaction:

(5) Total fee paid:

☐ Fee paid previously with preliminary materials.
☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:

(4) Date Filed:

Person who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

24096 -170th Avenue

Fergus Falls, MN 56537-7518

January 26, 2009
Dear Member:

On behalf of your Board of Governors and management, I am pleased to invite you to attend the Annual Meeting of Members (the “Annual Meeting”) of Otter Tail Ag Enterprises, LLC (the “Company”).  It will be held at the Bigwood Center, located at 925 Western Avenue, Fergus Falls, MN, 56537, on February 12, 2009 at 1:30 p.m. (with registration beginning at 12:30 p.m.), Central Standard Time.  The purpose of the Annual Meeting is to:

•                  Elect three (3) governors to the Board of Governors to serve a three-year term.

•                  Ratify Boulay, Heutmaker, Zibell & Co., P.L.L.P. as the Company’s Independent Auditor for the fiscal year ending September 30, 2009; and

•                  Transact such other business as may properly come before the Annual Meeting or any adjournments thereof.

The foregoing items of business are more fully described in the proxy statement accompanying this notice.  If you have any questions regarding the information in the proxy statement, please contact Jerry Larson at (218) 998-4301.  If you have questions regarding completion of your proxy card, please contact Shannon Dirkes at (218) 998-4301, extension 15.

Only members listed on our records at the close of business on the date of this mailing are entitled to notice of the Annual Meeting and to vote at the Annual Meeting and any adjournments thereof.  For your proxy card to be voted at the Annual Meeting, it must be received no later than 1:30 p.m. Central Standard Time on February 12, 2009.

All members are cordially invited to attend the Annual Meeting in person.  Whether or not you plan to attend the meeting, please complete, sign, date and return your proxy card.  Voting by proxy will not prevent you from attending the meeting and voting in person.

Sincerely,

/s/ Jerry Larson
Jerry Larson
Chairman of the Board of Governors

This proxy statement is dated January 26, 2009 and is first being mailed to Members on or about January 26, 2009.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting
to Be Held on February 12, 2009.

The proxy statement is available at http://www.ottertailethanol.com/sec.htm

SECTION I - QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING

The following questions and answers briefly address some questions you may have about the Annual Meeting.  These questions and answers may not have all the information about the meeting that is important to you as a Member.  You should carefully read this entire proxy statement.  In this proxy statement, the terms “we,” “us,” “our,” and “Otter Tail” refer to Otter Tail Ag Enterprises, LLC.

Q:	Why am I receiving this proxy statement and proxy card?

A:

The Board of Governors (the “Board”) is soliciting your proxy to vote at the Annual Meeting of Members (“Annual Meeting”) to be held on Thursday, February 12, 2009, because you own membership units of Otter Tail (the “Units”) as of January 26, 2009, the date of mailing of this proxy statement and the record date for the Annual Meeting (the “Record Date”).  Under our Operating and Member Control Agreement, members holding at least 2,500 Units as of the Record Date are entitled to vote at the Annual Meeting.  At the Annual Meeting, we will ask you to elect three (3) governors and ratify our independent auditor for the current fiscal year.  Other matters may also come up for a vote at the Annual Meeting if properly brought forth.  Otter Tail is responsible for all costs associated with the solicitation of proxies for the Annual Meeting.  Otter Tail’s principal place of business is 24096 - 170th Avenue, Fergus Falls, MN 56537-7518.

Q:	How many votes do I have?

A:	Each member is entitled to one vote for each Unit he or she owns of record as of the close of business on the Record Date on any matter which may properly come before the meeting.

Q:	Where can I find out more about the Independent Auditors?

A.

Boulay, Heutmaker, Zibell & Co., P.L.L.P. have been the Company’s independent auditor since 2007.  Page 7 of this Proxy Statement provides more information about them and why the Board is asking you to vote “FOR” them as our independent auditor for the fiscal year ending September 30, 2009.

Q:	Where and when is the Annual Meeting?

A:

The Annual Meeting will take place at the Bigwood Center, located at 925 Western Avenue, Fergus Falls, MN, 56537, on February 12, 2009 at 1:30 p.m. (with registration beginning at 12:30 p.m.), Central Standard Time.

Q:	Who can attend the Annual Meeting?

A.	All members as of the close of business on the Record Date may attend the Annual Meeting.

Q:	What is the Record Date for the Annual Meeting?

A.	January 26, 2009, the date of mailing of this proxy statement.

Q:	How many Class A Membership Units are outstanding?

A:	On January 26, 2009, the date of mailing of this proxy statement, there are 23,944,000 Units issued and outstanding.

Q:	What is the voting requirement to elect the governors?

A:

Governors are elected by a plurality of the votes cast.  This means that the individuals nominated for election who receive the most votes will be elected, regardless of whether they receive a majority of the votes cast.  Otter Tail has a staggered Board of Governors, and members will be electing three governors to serve as Group I governors, whose existing terms will end at the Annual Meeting.  Members will elect Group II governors at the 2010 Annual Meeting, and Group III governors at the 2011 Annual Meeting.  The three (3) candidates receiving the highest number of votes at this Annual Meeting shall be elected for a three-year term as a Group I governor ending at the 2012 Annual Meeting.

Q:	How many votes can I cast?

A:

Every holder of a Unit on the record date will be entitled to one vote per Unit held for each governor to be elected at the Annual Meeting and to one vote per Unit on each other matter presented at the Annual Meeting.  The three nominees for governor who receive the greatest number of affirmative votes will be elected governor.

Q:	Who will count the votes?

A:	All votes will be tabulated by the Inspector of Elections appointed for the Annual Meeting, who will tabulate affirmative and negative votes and abstentions.

Q:	What are the Board’s Recommendations?

A:	Our Board recommends that you vote:

• FOR election of the nominated governors; and

• FOR the ratification of Boulay, Heutmaker, Zibell & Co., P.L.L.P. as independent auditor of Otter Tail for the fiscal year ending September 30, 2009.

Q:	Can I change my vote after I submit my proxy?

A:	Yes, you may revoke your proxy and change your vote:

• by signing another proxy with a later date; or

• if you are a registered Unit holder, by giving written notice of such revocation to the Secretary of the Company prior to or at the meeting or by voting in person at the meeting.

Your attendance at the meeting itself will not revoke your proxy unless you give written notice of revocation to the Secretary before your proxy is voted or you vote in person at the meeting.

Q:	What constitutes a quorum?

A.

As of the Record Date, 23,944,000 Units were issued and outstanding.  The holders of twenty-five percent (25%) of the total number of Units entitled to vote at the Annual Meeting, represented in person or by proxy, and the attendance of at least thirty-five percent (35%) of the members at the Annual Meeting, provided that this quorum requirement may not be more than fifty (50) Members, shall constitute a quorum necessary for the transaction of business (it being intended that both the voting power and the member attendance requirements shall be met to constitute a quorum).  Therefore, the quorum requirement will be met if 5,986,000 Units are represented by person or by proxy at the Annual Meeting, and 50 Members attend the Annual Meeting.

Q:	How do I vote?

A.	If you are a holder of record of our Units as of the Record Date, you can vote by any of the following methods:

•    by completing, signing, dating and returning the enclosed proxy card by facsimile to Shannon Dirkes at (218) 998-4302, making an electronic version (.pdf file only) of the enclosed proxy card and e-mailing the electronic version to proxy@otaellc.com or returning the original in the pre-addressed envelope; or

• by appearing and voting in person by ballot at the Annual Meeting.

If you sign and return your proxy and do not indicate how you want to vote, we will count the Units represented by your proxy as voting for the recommended nominees for governor and for the ratification of Boulay, Heutmaker, Zibell & Co., P.L.L.P. as independent auditor of Otter Tail for the fiscal year ending September 30, 2009.

Q:	What is a proxy?

A.

A proxy is a voting form that allows your vote to be cast if you are physically absent from the Annual Meeting. With a proxy, you are giving your voting Units to another person to vote according to your instructions at the Annual Meeting. They will vote your Units according to your instructions, or, if you give no voting instructions, they will vote your Units in their best judgment.

The solicitation of proxies is governed by certain state and federal rules and regulations. In the case of Otter Tail, proxy solicitation by anyone related to Otter Tail, including the Company itself or any other person seeking to solicit your proxy, must comply with Minnesota law and SEC regulations governing proxy solicitation. This proxy statement, which constitutes a proxy solicitation, is in compliance with both Minnesota law and SEC regulations. Others seeking to solicit your proxy must also comply with both state law and SEC regulations in order for the proxies to be valid for use at the Annual Meeting. If you are solicited by another person for a proxy, please note that they must comply with applicable law in providing you the required information, or they will be ineligible to use your proxy at the Annual Meeting.

Q:	What happens if I abstain, fail to vote or submit a proxy?

A:

Abstentions in connection with the election of governors will have no effect on such election since governors are elected by a plurality of the votes cast at the Annual Meeting.  For ratifying our independent auditor, abstentions will be treated as present for quorum purposes and entitled to vote, so they will have the same practical effect as votes against a proposal.  If you fail to vote or submit a proxy, your Units will not be treated as present for quorum purposes.

Q:	What should I do if I receive more than one set of voting materials?

A:

You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards.  For example, if you hold Units in an IRA, you should receive a separate proxy card for the IRA Units.  If you are a holder of record and your Units are registered in more than one name, you will receive more than one proxy card.  Please complete, sign, date and return each proxy card that you receive.

Q:	When are member proposals and governor nominations due for the 2010 Annual Meeting?

A.

In order to be considered for inclusion in next year’s proxy statement, member proposals, including governor nominations, must be submitted in writing to us by September 29, 2009 (120 days prior to the 1-year anniversary of the date of mailing of this proxy statement).  The proposal must be in accordance with the provision of Rule 14a-8 promulgated by the Securities and Exchange Commission (the “SEC”) under the 1934 Securities and Exchange Act.

Q:	Who is paying for this proxy solicitation?

A.	The entire cost of this proxy solicitation will be borne by the Company.

Q:	What if more than one person owns the Units?

A.

Units owned by two or more members may be voted by any one of them unless the Company receives written notice from any one of them denying the authority of that person to vote those Units.  You may appoint a proxy for the purpose of voting the Units owned jointly by two or more members by signing or consenting to by authenticated electronic communication such appointment.  This appointment will be effective unless the Company receives written notice or an authenticated electronic communication either denying the authority of that person to appoint a proxy or appointing a different proxy.

Q:	How long does my proxy appointment last?

A.	An appointment of a proxy is generally valid for eleven months unless a longer time period is provided in the appointment.

Q:	Can my appointment of a proxy be revoked?

A.

Yes, unless the appointment is coupled with an interest in the Units of the Company.  Therefore, if two or more people own the Units jointly, the appointment may only be revoked in accordance with the terms of any appointment agreement these members have entered into.  If the appointed proxy has no interest in the Units, the appointment may be revoked at any time and for any reason.  In order to revoke an appointment, the member can either attend the meeting and vote in person or sign and deliver to the Company either a written statement that the appointment has been revoked or sending a later appointment.

SECTION II- PROPOSALS TO BE VOTED ON

PROPOSAL #1

ELECTION OF THREE MEMBERS OF THE BOARD OF GOVERNORS

Our Operating and Member Control Agreement provides for eleven governors, with three governors serving two-year terms (“Group I”), four governors serving three-year terms (“Group II”), and four governors serving four-year terms (“Group III”).  The incumbent governors were assigned to classes as follows, to serve until the Annual Meeting reflected in the table below:

Group I: 2009	Greg Smith
Jeff Stanislawski
Jonathan Piekarski
Group II: 2010	Mark Ellison
Hans Ronnevik
Lee Rogness
Ed Mehl
Group III: 2011	Jerry Larson
Phil Deal
Gerald Rust
Ron Tobkin

Beginning at this Annual Meeting, the members will vote for three Group I governors to serve new three-year terms.  The nominating committee of the Board has recommended and the Board has approved the nomination of the following persons for election as governors:  Greg Smith, Jonathan Piekarski, and John Anderson.  Mr. Smith and Mr. Piekarski are incumbent governors.  All nominees have indicated their willingness to serve as governors.  If any nominee is unable or unwilling to serve as a governor, which is not anticipated, the persons acting as proxies intend to vote for the election of such other persons as they in their discretion may choose.

The three nominees receiving the highest vote totals will be elected as governors of the Company at the 2009 Annual Meeting provided a quorum is present.  Proxies cannot be voted for a greater number of persons than the number of nominees named.

The following table contains information with respect to the governor nominees:

Name and Principal Occupation	Age	Year First Became A Governor	Current Term Expires	If Elected, Term will Expire
Greg Smith, Physician, Fergus Falls Medical Group, P.A.	49	Inception	2009	2012
Jonathan Piekarski, Self Employed Farmer	54	Inception	2009	2012
John Anderson, Manager, NAPA of Perham	49	N/A	N/A	2012

Biographical Information of Nominees

Gregory M. Smith, Age 49

Dr. Smith is a pathologist employed with Fergus Falls Medical Group, PA, and has been employed with the group since September 1995.  He has served on our Board since our inception.

Jonathan Piekarski, Age 54

Mr. Piekarski has been a self-employed grain farmer from 1980 to the present.  He has over 20 years experience as a director in the Farm Credit System, starting with the Federal Land Bank Association of Fergus Falls and remaining through the successive mergers to what is now AgCountry Farm Credit Services, headquartered in Fargo, North Dakota.  In that capacity, Mr. Piekarski has served as Vice-Chair and Chairman of the Board of Directors of Farm Credit Services of West Central Minnesota, Moorhead and AgCountry Farm Credit Services.  Over his tenure,

Mr. Piekarski has been a member of the state stockholder advisory committee, state legislative advisory committee, board member and Vice-Chair of the Minnesota Federation of Farm Credit Stockholders, member of the Seventh Farm Credit District Federation Board, and the St. Paul Farm Credit Council which does legislative/lobbying activity on system issues.  Mr. Piekarski has served on our Board since our inception.

John Anderson, Age 49

Mr. Anderson has been employed as the Manager of NAPA of Perham, an auto parts and service business in Perham, Minnesota since 2000.  Mr. Anderson has also been a general partner of New Life Farms, PLLP, and Vice President of NLF Group, Inc. since 2000. From 1982 to 2000, Mr. Anderson served as the Owner/Manager of Anderson Turkey Farms, a family owned and operated turkey breeding farm.  Mr. Anderson serves as Treasurer of MnAg2010, an ad-hoc group of agricultural leaders from a five state area with a mission to promote agricultural issues.  Mr. Anderson holds Bachelor of Science and Bachelor of Arts degrees from Moorhead State University.

VOTE REQUIRED

The Board recommends that you vote “FOR” each of the nominees to the Board of Governors set forth in this Proposal #1.  The election of each nominee requires the affirmative vote by a plurality of the voting power of the Units present and entitled to vote on the election of governors at the Annual Meeting at which a quorum is present.

PROPOSAL #2

APPOINTMENT OF INDEPENDENT AUDITORS

Boulay, Heutmaker, Zibell & Co., P.L.L.P. currently serves as our independent auditor.  The Board has appointed Boulay, Heutmaker, Zibell & Co., P.L.L.P. to be the Company’s independent auditor for the fiscal year ending September 30, 2009.  The members are asked to ratify this appointment at the Annual Meeting.  It is expected that a representative of Boulay, Heutmaker, Zibell & Co., P.L.L.P. will be present at the Annual Meeting of members to make a statement or respond to questions.

The Audit Committee, in an action ratified by the Board, was responsible for selecting the Company’s independent auditors for fiscal year 2009.  Accordingly, member approval is not required to appoint Boulay, Heutmaker, Zibell & Co., P.L.L.P. as the Company’s independent auditors for fiscal year 2009.  The Board believes, however, that submitting the appointment of Boulay, Heutmaker, Zibell & Co., P.L.L.P. to the members for ratification is a matter of good corporate governance.  The Audit Committee is solely responsible for selecting the Company’s independent auditor.  If the members do not ratify the appointment, the Board will review its future selection of independent auditor.

Independent Registered Public Accounting Firm

Boulay, Heutmaker, Zibell & Co., P.L.L.P. currently serves as our independent auditor, and has served as such during our previous two fiscal years.  The Board has appointed Boulay, Heutmaker, Zibell & Co., P.L.L.P. to be the Company’s independent auditor for the fiscal year ending September 30, 2009.

Auditors’ Fees

Boulay, Heutmaker, Zibell & Co., P.L.L.P. (“BHZ”) billed the Company the following amounts for services provided during fiscal years 2007 and 2008:

	2007	2008
Audit Fees	$48,026	$96,400
Audit-Related Fees	0	0
Tax Fees	0	0
All Other Fees	0	0
Total Fees	$48,026	$96,400

The fees provided above are broken into the following categories:

•	Audit Fees. This category includes the fees and out-of-pocket expenses for the audit of the Company’s 2007 and 2008 annual financial statements and review of the Company’s quarterly reports.

•

Audit-Related Fees. This category consists of fees for assurance and related services reasonably related to the performance of the audit or the review of the Company’s financial statements, not otherwise reported under Audit Fees. BHZ did not perform any services to us disclosable under Audit-Related Fees.

•	Tax Fees. This category consists of fees for tax compliance, tax advice and tax planning. BHZ did not perform any services to us disclosable under Tax Fees.

•	All Other Fees. This category consists of fees for other non-audit services. BHZ did not perform any services to us disclosable under All Other Fees.

The Board is required to pre-approve all audit and non-audit services performed by the Company’s independent auditor to assure that the provision of such services does not impair the auditor’s independence.  The Board will not authorize the independent auditor to perform any non-audit service which independent auditors are prohibited from performing under the rules and regulations of the Securities and Exchange Commission or the Public Company Accounting Oversight Board.  The Board may delegate its pre-approval authority to one or more of its members, but not to management. The member or members to whom such authority is delegated shall report any pre-approval decisions to the Board at its next scheduled meeting.

VOTE REQUIRED

The Board recommends that you vote “FOR” the ratification of Boulay, Heutmaker, Zibell & Co., P.L.L.P. as the independent registered public accounting firm for Otter Tail.  Ratification of Boulay, Heutmaker, Zibell & Co., P.L.L.P. requires the affirmative vote of a majority of the Units represented in person or by proxy at the Annual Meeting.

SECTION III — REQUIRED INFORMATION

GOVERNORS AND OFFICERS

Our Board of Governors

Our current Board consists of eleven (11) governors.

Identification of Governors

The following contains certain information with respect to our current governors:

Jerry Larson, Chairman of the Board, Governor, Age 66

Mr. Larson has been a corn and soybean farmer in Elbow Lake, Minnesota from 1978 to the present.  Mr. Larson was a founding board member in the formation of Chippewa Valley Ethanol Company of Benson and DENCO, LLC in Morris.  He has served as a board member of the Renewable Fuels Association and is past president of the Minnesota Coalition for Ethanol, and Elbow Lake Coop Grain.  Currently, Mr. Larson serves on the Minnesota Corn Research and Promotion Council (“MCR&PC”).  As a member of that organization, he served four years on the National Corn Growers Association (“NGCA”) Research and Business Development team, was a delegate to the US Grains Council, chairman of the Expanded Uses team and was part of a team writing the Future Structure of Agriculture document published in February of 2005 for NCGA.  Mr. Larson also is a director on the National Corn Board.  He is a graduate of Concordia College in Moorhead, Minnesota and has a Masters Degree in Education from Moorhead State University.  He and his wife, Gail, received the Farm Family of the Year Award for Grant County in 1997.  Mr. Larson has served as our Chairman of the Board since our inception.

Leland (Lee) R. Rogness, Vice Chairman of the Board, Governor, Age 61

Mr. Rogness is the business store manager of the RDO Equipment Co. and along with his three brothers, owns and operates Interstate Inc., both equipment dealerships in Fergus Falls, Minnesota.  He has managed the Interstate Inc. business since 1971.  Mr. Rogness and his brothers also operate Rogness Bros. LLP, a farm operation and real-estate development company.  He is a past board member and president of the Minnesota and South Dakota Equipment Dealer Association and past board member and president of the Fergus Falls Port Authority/Job 2000.  Mr. Rogness will hold the position of Otter Tail County Commissioner beginning January 2009.  Mr. Rogness earned an Associate Degree from the Fergus Falls State College in business and accounting.  Mr. Rogness has served as a member of our steering advisory committee since our inception and has served as our Vice Chairman of the Board and a governor since May 2007.

Hans Ronnevik, Treasurer, Governor, Age 63

Mr. Ronnevik has been a partner in Ronnevik Farms, a crop farming operation, since 1972.  Mr. Ronnevik was a board member of AgCountry Farm Credit Services of Fargo, North Dakota for five years from 2003-2008, and served on the Audit Committee each year.  Mr. Ronnevik graduated from North Dakota State University in 1967 with a Bachelor of Science Degree in Animal Science.  Mr. Ronnevik has served as Treasurer and a governor since May 2007.

Mark Ellison, Secretary, Governor, Age 49

Mr. Ellison has served as President of Ellison Farms, Inc. in Elbow Lake, Minnesota from 2002 to the present. He currently serves as Chair of the AgCountry Farm Credit Services board.  He previously served as Chair of the Seventh Farm Credit District Federation and Chair of the Minnesota Farm Credit Federation.  He also serves on the Minnesota Farm Credit Legislative Advisory Committee.  He is a member of Minnesota Farm Bureau, Minnesota Corn Growers, Minnesota Pork Producers, and Golden Growers Cooperative.  Mr. Ellison has served as Secretary and a governor since our inception.

Philip Deal, Governor, Age 39

Since 1986, Mr. Deal has been actively involved in his family farming operation.  Since 2001, he has been the Grain Merchandiser and Manager of the Grain Division of Wheaton-Dumont Coop Elevator in Wheaton, Minnesota, and he was promoted to General Manager in 2006, a position he currently holds.  Mr. Deal received his Bachelor of Science degree in Finance from Moorhead State University.  Mr. Deal has been an advisory board member since our inception.  Mr. Deal has served as a governor since May 2007.

Edward Mehl, Governor, Age 63

Mr. Mehl served as Chief Executive Officer of Lake Region Healthcare Corporation, a hospital and healthcare provider located in Fergus Falls, Minnesota, from 1967 to January 2007.  Mr. Mehl retired in January 2007.  Mr. Mehl has served as a governor since June 2007.

Gerald Rust, Governor, Age 55

Mr. Rust has served on several local boards and councils and most recently was a founding member and director/governor (1993-2001) of Chippewa Valley Ethanol Co. in Benson, Minnesota.  In 1998, he was again involved as a founder of Diversified Energy Co. in Morris, Minnesota, serving as governor and board chairman from 1998-2005.  During his involvement with the ethanol industry he has been active in the Minnesota Coalition for Ethanol, Minnesota Corn Co-products Export Group, U.S. Grains Council, Minnesota Shippers Association. Mr. Rust is retired.  Mr. Rust has been a member of our steering advisory committee since February 2005 and has served as a governor since April 2005.

Jeff Stanislawski, Governor, Age 42

Mr. Stanislawski has been in the financial services industry for the past 12 years.  From October 1997 to January 2005, Mr. Stanislawski was a loan officer at Community First National Bank in Fergus Falls, Minnesota.  From January 2005 to February 2007, he was a loan officer at Security State Bank in Fergus Falls.  From February 2007 to the present, he has served as President of State Bank & Trust in Fergus Falls.  Mr. Stanislawski received his Associates Degree in Applied Science from the University Minnesota-Crookston and his Bachelor of Science Degree in Agriculture Education from North Dakota State University. Mr. Stanislawski has served as a member of our steering advisory committee since our inception and has served as a governor since May 2007.

Ron Tobkin, Governor, Age 60

Mr. Tobkin has actively been involved in the family farming operation since 1972, and has been a self employed farmer for the past five years.  His past experience includes: Assistant Soil Scientist for University of Minnesota Northwest Experiment Station, Co-Owner, President and General Manager of Perco Farm Service in Perham, Minnesota, Co-Owner, President and General Manager of Prairie Bean Co., Perham, Minnesota, Co-Owner, President and General Manager of Perco Bean Co., Perham, Minnesota, and Managing Partner and majority owner of Little Pine Dairy, LLP Perham, Minnesota.  Mr. Tobkin has also been a Chamber of Commerce Officer for School Board District 549 Chairman.  Mr. Tobkin graduated from North Dakota State University with a Bachelors Degree in Soil Science in 1970.  He also graduated and commissioned in the Minnesota Military Academy in 1972.  Mr. Tobkin has served on our Board since our inception.

Jonathan Piekarski, Governor, Age 54

Mr. Piekarski has been a self-employed grain farmer from 1980 to the present.  He has over 20 years experience as a director in the Farm Credit System, starting with the Federal Land Bank Association of Fergus Falls and remaining through the successive mergers to what is now AgCountry Farm Credit Services, headquartered in Fargo, North Dakota.  In that capacity, Mr. Piekarski has served as Vice-Chair and Chairman of the Board of Directors of Farm Credit Services of West Central Minnesota, Moorhead and AgCountry Farm Credit Services.  Over his tenure, Mr. Piekarski has been a member of the state stockholder advisory committee, state legislative advisory committee, board member and Vice-Chair of the Minnesota Federation of Farm Credit Stockholders, member of the Seventh Farm Credit District Federation Board, and the St. Paul Farm Credit Council which does legislative/lobbying activity on system issues.  Mr. Piekarski has served on our Board since our inception.

Gregory M. Smith, Governor, Age 49

Dr. Smith is a pathologist employed with Fergus Falls Medical Group, PA, and has been employed with the group since September 1995.  He has served on our Board since our inception.

Information About Officers

Anthony J. Hicks, Chief Executive Officer and Chief Financial Officer, Age 50

Mr. Hicks is currently and has been since October 31, 2008 the Chief Executive Officer of the Company, and is currently and has been since May 2007 the Chief Financial Officer of the Company. Mr. Hicks served as the Chief Operating Officer for Bell Farms/Whitestone Farms, LLP, a pig production company located in Burnsville, Minnesota, from May 1996 to May 2007.

CORPORATE GOVERNANCE

Governor Independence

Although the Company is not required to comply with NASDAQ rules and regulations, we evaluate governor independence based on the NASDAQ definition of “independent director” found in NASDAQ Rule 4200(a)(15).  None of our current governors are employees of the Company.  Each of the governors hold an ownership interest (or a beneficial interest) in the number of Units specified in “Security Ownership of Certain Beneficial Owners and Management.”  No governor has provided services or goods to us or purchased services or goods from us, except for those described below under “Transactions with Related Persons, Promoters, and Certain Control Persons.”  Based on that information, it is our view that each of its governors is an “independent director” under the NASDAQ listing standards.  The Company has adopted a conflict of interest policy applicable to all employees, officers, committee members and governors, including the Company’s chief executive officer and chief financial officer, that establishes Company-wide policies for gifts, financial interests in outside organizations, and avoiding conflicts of interest.  The conflict of interest policy is available on the Investor Relations section of our website at http://www.ottertailethanol.com.

Governors’ Compensation

The following table sets forth all compensation earned by our governors during the 2008 fiscal year for service on our Board.

Name	Fees Earned or Paid in Cash(1)	All Other Compensation(2)	Total
Jerry Larson	$6,975	$398	$7,373
Lee Rogness	$4,950	$166	$5,116
Hans Ronnevik	$5,100	$259	$5,359
Mark Ellison	$5,775	$535	$6,310
Philip Deal	$4,425	$906	$5,331
Ed Mehl	$4,200	$221	$4,421
Jeff Stanislawski	$4,500	$107	$4,607
Gerald Rust	$4,500	$1,336	$5,836
Ron Tobkin	$4,300	$892	$5,192
Jonathan Piekarski	$5,100	$264	$5,364
Greg Smith	$3,825	$90	$3,915

(1)           Members of the Board receive a monthly $150 per diem for attending meetings and for rendering services to us.  Members of the Board receive a monthly retainer of $150, and the Chairman of the Board receives an additional $200 monthly retainer.  The Secretary receives a monthly officer retainer of $100 and the Treasurer receives a monthly officer retainer of $100.  Further, members of the Board and officers receive reimbursement for reasonable expenses incurred, if any, in connection with attending meetings of the Board and rendering services to us.

(2)           All other compensation includes reimbursements for mileage to our governors for travel to and from Board and committee meetings.  Mileage is reimbursed at the rate as set by the Internal Revenue Service.  It also includes the Company’s portion of life insurance premiums for our governors.  The Company pays a life insurance premium of $90 per year for each governor, and each governor pays $90 per year for the premium out of pocket.

In the fiscal year ending September 30, 2008, the Company had incurred an aggregate of $58,824 in governor fees and related expenses.

Board Meetings and Committees; Annual Meeting Attendance

The Board generally meets once per month.  The Board is directly responsible for governance of the Company.  The Board held regular meetings on 12 occasions in fiscal year 2008.  All governors attended at least 75% of the meetings of the Board.  The Board has a standing audit committee, nominating committee, compensation committee, risk management committee, and technology committee.

Member Communication with the Board of Governors

Members seeking to communicate with the Board should submit their written comments to the Secretary of the Company, 24096 - 170th Avenue, Fergus Falls, MN 56537-7518.  The Secretary will forward all such communications (excluding routine advertisements and business solicitations and communications which the Secretary, in his sole discretion, deems to be a security risk or for harassment purposes) to each member of the Board or, if applicable, to the individual governors(s) named in the correspondence.

Governor Attendance At Annual Meeting of Members

The Board does not have a policy with regard to governors’ attendance at Annual Meetings, but encourages all governors to attend Annual Meetings.

Audit Committee

The audit committee of the Board consists of Hans Ronnevik, Chairman, Anthony Hicks, Jeff Stanislawski, and Edward Mehl.  The audit committee held four meetings during fiscal year 2008.  Mr. Ronnevik, Mr. Stanislawski, and Mr. Mehl are independent as defined in NASDAQ Rule 4200(a)(15) although not required to comply with such provision.  The audit committee has a charter, which is available in the Investor Relations section of our website at http://www.ottertailethanol.com.  The Company is not a listed issuer within the meaning of Rule 10A-3 of the Exchange Act, and thus the audit committee is not subject to the independence requirements of the rule.

Audit Committee Report

The audit committee delivered the following report to the Board of Otter Tail Ag Enterprises, LLC.  The following report of the audit committee shall not be deemed to be incorporated by reference in any previous or future documents filed by us with the SEC under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that we specifically incorporate the report by reference in any such document.

The audit committee reviews our financial reporting process on behalf of the Board.  Management has the primary responsibility for the financial statements and the reporting process.  Our independent auditors are responsible for expressing an opinion on the conformity of the audited financial statements to generally accepted accounting principles.  The committee reviewed and discussed with management our audited financial statements as of and for the fiscal year ended September 30, 2008.  The committee has discussed with Boulay, Heutmaker, Zibell & Co. P.L.L.P., our independent auditors (“BHZ”), the matters required to be discussed by Statement on Auditing Standards No. 61 Communication with audit committees, as amended, by the Auditing Standards Board of the American Institute of Certified Public Accountants and the Public Company Accounting Oversight Board (“PCAOB”).  The committee has received and reviewed the written disclosures and the letter to management from BHZ, as required by PCAOB Ethics and Independence Rule 3526, which supersedes and finalizes Independence Standards Board Standard No. 1, and has discussed with the auditors the auditors’ independence.  The committee has considered whether the provision of services by BHZ not related to the audit of the financial statements referred to above and to the reviews of the interim financial statements included in our Forms 10-Q are compatible with maintaining BHZ’s independence.

Based on the reviews and discussions referred to above, the audit committee recommended to the Board that the audited financial statements referred to above be included in our Annual Report on Form 10-K for the fiscal year ended September 30, 2008.

AUDIT COMMITTEE OF THE BOARD OF GOVERNORS

Hans Ronnevik, Committee Chairman

Anthony Hicks
Jeff Stanislawski
Edward Mehl

Nominating Committee

The nominating committee of the Board consists of Mark Ellison, Hans Ronnevik and Ed Mehl.  Although not required to comply with such provision, the Board believes that each member of the nominating committee satisfies the independence requirements of Nasdaq Rule 4200(a)(15).  The nominating committee met once in the fiscal year ending September 30, 2008.  The nominating committee does not have a charter, but rather performs duties as specifically delegated by the Board.

Governor Nominations Policy

Our Board has not yet adopted a formal policy regarding qualifications of governor candidates.  Currently, in evaluating governor nominees, our nominating committee and Board considers a variety of factors, including the appropriate size of our Board; our needs with respect to the particular talents and experience of our governors; the knowledge, skills and experience of nominees, including experience in the ethanol, corn or feed industries, finance, administration or public service, in light of prevailing business conditions and the knowledge, skills and experience already possessed by other members of the Board; experience with accounting rules and practices; and the desire to balance the benefit of continuity with the periodic injection of the fresh perspective provided by new Board members.  To date, we have not engaged third parties to identify or evaluate or assist in identifying potential nominees, although we reserve the right in the future to retain a third party search firm, if necessary.  Our nominating committee will consider recommendations for governors from our members.  To submit a nominee for consideration to our nominating committee for our next Annual Meeting, members should submit the candidate’s name and qualifications to our Secretary in writing at the following address:  Otter Tail Ag Enterprises, LLC, Attn: Secretary, 24096 - 170th Avenue, Fergus Falls, MN 56537-7518.

Compensation Committee

The compensation committee of the Board consists of Lee Rogness, Chairman, Jonathan Piekarski, and Gerald Rust.  Although not required to comply with such provision, the Board believes that each member of the compensation committee satisfies the independence requirements of Nasdaq Rule 4200(a)(15)  The compensation committee has a charter, which is available in the Investor Relations section of our website at http://www.ottertailethanol.com.

The general functions performed by the compensation committee are the following:

•      Establishing the annual goals and objectives of the Chief Executive Officer;

•      Establishing the compensation of the governors, and the Chief Executive Officer;

•      Conducting and overseeing the performance evaluation of the Chief Executive Officer of the Company;

•      Adopting and overseeing the policies that govern the Company’s compensation programs; and

•      Adopting and overseeing the administration of any equity-based compensation and other benefit plans.

The compensation committee may not delegate its functions to another committee, subcommittee or person.  Neither our chief executive officer and chief financial officer nor any compensation consultant have any role in determining or recommending the amount or form of executive and governor compensation.  The compensation committee met five times during fiscal 2008.

Risk Management Committee

The risk management committee of the Board consists of Philip Deal, Chairman, Mark Ellison, and Anthony Hicks.  This committee is involved in setting the direction for the Company in relation to its corn and ethanol hedging strategies.  The risk management committee met four times during fiscal 2008.  The risk management committee does not have a charter, but does have a risk management policy.

Technology Committee

The technology committee of the Board consists of Ronald Tobkin, Chairman, Lee Rogness, Anthony Hicks, Brian Lacey (non-governor or officer), and Roger Schmidt (non-governor or officer).  The committee evaluates our information technology and Plant technology infrastructure and makes recommendations to the Board regarding changes to our infrastructure.  The technology committee met 15 times during fiscal 2008.  The technology committee does not have a charter.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
AND MANAGEMENT

There are no persons known to management of the Company that currently have beneficial ownership of 5% or greater of the Company’s outstanding Units, based on 23,944,000 Units outstanding as of the Record Date.

The executive officer and the governors own the following number of Units as of the date hereof, based on 23,944,000 Units outstanding as of the Record Date, as follows:

Name and Address of Beneficial Owner	Title of Class	Amount and Nature of Beneficial Ownership		Percent of Class
Anthony Hicks	Class A Membership Units	47,000	(1)	*
Jerry Larson	Class A Membership Units	352,500		1.5%
Lee Rogness	Class A Membership Units	292,500	(2)	1.2%
Hans Ronnevik	Class A Membership Units	91,668		*
Mark Ellison	Class A Membership Units	72,500	(3)	*
Philip Deal	Class A Membership Units	17,500		*
Edward Mehl	Class A Membership Units	27,000		*
Ron Tobkin	Class A Membership Units	192,500	(4)	*
Gregory Smith	Class A Membership Units	127,000		*
Gerald Rust	Class A Membership Units	73,000		*
Jonathan Piekarski	Class A Membership Units	115,000	(5)	*
Jeff Stanislawski	Class A Membership Units	112,000	(6)	*
All officers and governors together as a group (12 persons)		1,520,168		6.3%

*Designates less than one percent ownership.

(1)           Includes 4,500 restricted Units subject to forfeiture if Mr. Hicks ceases his employment with the Company prior to December 31, 2009 and 1,000 restricted Units subject to forfeiture if Mr. Hicks ceases his employment with the Company prior to December 31, 2010.

(2)           Includes 100,000 Units held by Rogness Brothers, LLP, an entity in which Mr. Rogness is an owner. Mr. Rogness disclaims beneficial ownership of all but 25,000 of such Units.

(3)           Includes 12,500 Units held by Optimistic Investment Club, an entity in which Mr. Ellison is an owner. Mr. Ellison disclaims beneficial ownership of all but 694 of such Units.

(4)           Includes 12,500 Units held by RNR LLP, an entity in which Mr. Tobkin is an owner. Mr. Tobkin disclaims beneficial ownership of all but 4,167 of such Units.  Also includes 50,000 Units held by Lakes Five, LLC, an entity in which Mr. Tobkin is an owner. Mr. Tobkin disclaims beneficial ownership of all but 10,000 of such Units.

(5)           Includes 80,000 Units held by Piekarski Energy Holdings, an entity in which Mr. Piekarski is an owner. Mr. Piekarski disclaims beneficial ownership of all but 25,000 of such Units.

(6)           Includes 107,000 Units held by SkiWest, LLC, an entity in which Mr. Stanislawski is an owner. Mr. Stanislawski disclaims beneficial ownership of all but 20,000 of such Units.

COMPENSATION OF GOVERNORS AND EXECUTIVE OFFICERS

Components of Compensation Program.

The compensation program for the Executives during the fiscal years ended September 30, 2008 and 2007 consisted of the following components:

•                  Base salary - each Executive received a base salary as reflected in the Summary Compensation Table below.  The purpose of the base salary was to provide a secure base of cash compensation for the Executives.  Base salary was paid in equal bi-weekly installments and was not contingent upon achieving any individual or company performance goals.

•                  Incentive compensation - incentive compensation goals were established in each Executive’s employment agreement that provided the Executive with the opportunity to earn additional compensation (the “Incentive Goals”).  The purpose of the Incentive Goals were to reward the Executives with additional compensation based on long-term individual and company-wide performance.  Payouts pursuant to the Incentive Goals were determined by the degree to which the Executive was able to satisfy a set of performance factors designated in the Incentive Goals.  Mr. Longtin, as Chief Executive Officer, was eligible for a maximum bonus of 50% of his salary per year, pursuant to goals set by a return on investment schedule and net cost per gallon benchmark.  Mr. Hicks, as Chief Financial Officer, was eligible for a maximum bonus of 30% of his salary per year, pursuant to meeting certain Sarbanes-Oxley reporting compliance and lender reporting compliance goals.  Upon Mr. Longtin’s termination of employment, effective October 31, 2008, and Mr. Hicks’s promotion to Chief Executive Officer and Chief Financial Officer of the Company, the compensation committee cancelled this Incentive Goal-based incentive compensation and neither Mr. Longtin nor Mr. Hicks received a bonus thereunder.  Mr. Hicks, as Chief Executive Officer and Chief Financial Officer, became eligible effective December 1, 2008 to receive 10,000 restricted Units pursuant to a vesting schedule that has 4,500 Units vesting on January 1, 2009, 4,500 Units vesting on December 31, 2009, and 1,000 Units vesting on December 31, 2010, provided that Mr. Hicks remains a member of the Company, complies with his employment agreement, performs his duties, and substantially complies with regulations governing Plant operations, as evaluated by the compensation committee.

•                  Signing bonus - each Executive received a signing bonus as an incentive to enter into an employment agreement with us.  Mr. Longtin received a restricted Unit award signing bonus of 12,500 Units at zero basis, with such Units vesting at 20% per year beginning on January 1, 2007.  Mr. Hicks received a restricted Unit award signing bonus of 5,000 Units at zero basis and full profit interest, with vesting occurring at 20% per year starting on January 1, 2008 and continuing on January 1 of each succeeding year until 100% vesting is achieved.  Upon Mr. Longtin’s termination of employment with the Company, Mr. Hicks surrendered his remaining signing bonus restricted Units, and became eligible to receive the incentive compensation restricted Units outlined above.

•                  Options - each Executive received an option to purchase our Units at a later date as an incentive to increase the value of the Company.  Subsequent to the fiscal year ended September 30, 2008, all of these options have been cancelled pursuant to the termination of employment of Mr. Longtin as Chief Executive Officer, effective October 31, 2008, and the transition of Mr. Hicks to being our Chief Executive Officer and Chief Financial Officer, effective December 1, 2008.

•                 Term and Termination — the term of Mr. Longtin’s employment agreement was scheduled to end December 31, 2009.  Subsequent to the fiscal year ended September 30, 2008, Mr. Longtin’s employment with the Company was terminated, effective October 31, 2008.  Pursuant to the Company’s Memorandum of Agreement of Early Employment Agreement Termination, Mr. Longtin received payment equal to two months base salary, restricted Unit issuance of 2,500 which would have vested on January 1, 2009, and continued health benefits through December 31, 2008. Mr. Longtin also forfeited the remaining profits interests and unit options available under his employment agreement.  Mr. Longtin also executed a non-competition and non-solicitation agreement whereby he agreed that in the event of employment termination he would not perform services, consult with or be employed by another ethanol company within a 100 mile radius of the outer city limit of Fergus Falls, and that he would not solicit any customer, supplier, employee, or other representative of the Company.  Mr. Hicks’s employment agreement as Chief Executive Officer and Chief Financial Officer is set to expire on

December 31, 2009, unless extended by the Board.  In the event that Mr. Hicks is terminated without cause, Mr. Hicks will receive his pro-rated base salary through the termination date included in the termination notice given to Mr. Hicks.  Mr. Hicks may resign at any time by giving 60 days prior written notice to the Company.  In connection with the Agreement, Mr. Hicks agreed to a non-competition and non-solicit arrangement under which Mr. Hicks agreed that for a period of two years after the termination of his employment with the Company, Mr. Hicks will not consult for, be employed with, or otherwise perform services for, any person or entity in the ethanol business within 100 miles of any outer city limit of Fergus Falls, Minnesota; and that Mr. Hicks will not, directly or indirectly, solicit any customer, supplier, employee, or other representative of the Company.

Compensation Objectives and Policies.

The compensation program for the Executives is administered by the compensation committee of the Board, approved by the Board, and reviewed on an annual basis.  The objective of the program is to provide a fair and competitive compensation package that will enable the Company to attract and retain talented executives who will be instrumental in achieving company goals for growth and profitability and in positioning the Company to compete in the rapidly expanding and evolving renewable fuels industry.  The compensation committee and the Board believes that the compensation package must be competitive with financial arrangements provided to executive officers of other renewable fuels companies operating not only in Minnesota, but throughout the Midwestern United States.  The compensation package as adopted by the governors was designed to promote and reward both individual performance of the Executives and their collective performance as members of our team.

Compensation Process.

Decisions concerning the compensation of the Chief Executive Officer and Chief Financial Officer for the fiscal year ending September 30, 2008 were made by the compensation committee of the Board and approved by the Board.  The process for establishing the compensation paid to the Chief Executive Officer during previous fiscal year commenced with Mr. Larson, who developed recommendations concerning the base salary to be paid, components of the Incentive Goals, signing bonus, and options.  These recommendations were then conveyed to the governors who reviewed them.  Ultimately, the Board approved the base salary, Incentive Goals, signing bonuses, and options for the Chief Executive Officer stated in the Compensation Table.  Also, during the 2007 calendar year, the compensation package for the Chief Financial Officer was set by the Chief Executive Officer.

SUMMARY COMPENSATION TABLE

The following table sets forth all compensation earned by our Chief Executive Officer and Chief Financial Officer for services performed during the last two fiscal years.  We granted restricted Units to our Chief Executive Officer effective January 1, 2007, and restricted Units to our Chief Financial Officer effective April 20, 2007.

	Annual Compensation
Name & Principal Position	Year	Salary		Unit Awards		Bonus	Total
Kelly Longtin(1)	2008	$135,750	(2)	$5,000	(5)	—	$140,750
President and Chief Executive Officer (Principal Executive Officer)	2007	$99,000	(3)	$5,000	(6)	—	$104,000
Anthony J. Hicks	2008	$105,000		$5,000	(7)	—	$110,000
Chief Financial Officer (Principal Financial Officer)	2007	$48,125	(4)	—		—	$48,125

(1)          Mr. Longtin resigned his position with the Company effective October 31, 2008.

(2)          Compensation based on three months of employment at Mr. Longtin’s calendar year 2007 salary of $132,000, and nine months of service at Mr. Longtin’s calendar year 2008 salary of $137,000.

(3)          Pro rata compensation based on Mr. Longtin’s starting employment date and based on a calendar year 2007 salary of $132,000.  The salary for fiscal 2007 is based on Mr. Longtin’s start date of January 1, 2007 through the end of the fiscal year ending September 30, 2007.

(4)          Pro rata compensation based on Mr. Hicks starting employment date.  The total reflects compensation from a start date of April 20, 2007 through the end of fiscal year ending September 30, 2007.

(5)          Based on Restricted Unit Award signing bonus of 12,500 Units at a per unit price of $2.00. On January 1, 2008, 2,500 Units vested pursuant to the award.

(6)          Based on Restricted Unit Award signing bonus of 12,500 Units at a per unit price of $2.00.  On January 1, 2007, 2,500 Units vested pursuant to the award.

(7)          Based on Restricted Unit Award signing bonus of 5,000 Units at a per unit price of $2.00.  On January 1, 2008, 2,500 Units vested pursuant to the award.

During the fiscal years ended 2008 and 2007, the Company recognized approximately $9,500 and $13,250, respectively, in compensation expense related to restricted unit grants.  As of September 30, 2008 and 2007, total unit-based compensation expense for restricted unit non-vested awards not yet recognized was $22,250 and $31,750, respectively.  Unit-based compensation in connection with Unit Options for the year ended September 30, 2008 and 2007 was $4,969 and $3,728, respectively.  Subsequent to September 30, 2008, Mr. Longtin resigned his position as Chief Executive Officer, effective October 31, 2008.  At that time, Mr. Longtin had 10,000 Unit options which were never exercised and were forfeited, and he received 2,500 restricted Units scheduled to vest on January 1, 2009, and forfeited the 5,000 remaining unvested restricted units.  Subsequent to the fiscal year ended September 30, 2008 and pursuant to his appointment as Chief Executive Officer, Mr. Hicks forfeited 2,500 Unit options granted to Mr. Hicks during his term as Chief Financial Officer which were never exercised, and 2,500 remaining unvested Units that were scheduled to vest on January 1, 2009 pursuant to the terms of his former employment agreement as Chief Financial Officer.

OUTSTANDING EQUITY AWARDS AT SEPTEMBER 30, 2008

	Option Awards					Unit Awards
Equity
			Equity						Equity	incentive plan
			incentive plan						incentive plan	awards:
			awards:						awards:	Market or
	Number of		Number of						Number of	payout value
	securities		securities						unearned	of unearned
	underlying		underlying						units or other	units or other
	unexercised		unexercised	Option	Option	Number of		Market value of	rights that	rights that
	options (#)		unearned	exercise	expiration	units that have		units that have	have not	have not
Name	exercisable		options (#)	price ($)	date	not vested		not vested ($)	vested (#)	vested($)
Kelly Longtin	10,000	(1)	0	$2.00	N/A	7,500	(2)	2.00
Chief Executive Officer

Anthony Hicks(3)	2,500	(4)	0	$2.00	N/A	2,500	(5)	2.00
Chief Financial Officer

(1)  Subsequent to September 30, 2008, Mr. Longtin resigned his position as Chief Executive Officer, effective October 31, 2008.  At that time, Mr. Longtin had 10,000 Unit options which were never exercised and were forfeited.

(2) Pursuant to his termination agreement, Mr. Longtin also received 2,500 restricted Units scheduled to vest on January 1, 2009, and he forfeited the 5,000 remaining unvested restricted units.

(3)  Subsequent to September 30, 2008, Mr. Hicks was appointed Chief Executive Officer, in addition to Chief Financial Officer, effective December 1, 2008.

(4)  Subsequent to the fiscal year ended September 30, 2008 and pursuant to his appointment as Chief Executive Officer, Mr. Hicks forfeited 2,500 Unit options granted to him during his term as Chief Financial Officer which were never exercised.

(5)  Subsequent to the fiscal year ended September 30, 2008 and pursuant to his appointment as Chief Executive Officer, effective December 1, 2008, Mr. Hicks became eligible effective December 1, 2008 to receive 10,000 restricted Units pursuant to a vesting schedule that has 4,500 Units vesting on January 1, 2009, 4,500 Units vesting on December 31, 2009, and 1,000 Units vesting on December 31, 2010.  Mr. Hicks also forfeited 2,500 restricted Units that were scheduled to vest on January 1, 2009 pursuant to the terms of his former employment agreement as Chief Financial Officer.

TRANSACTIONS WITH RELATED PERSONS, PROMOTERS AND CERTAIN CONTROL PERSONS

The Board has adopted a policy requiring all governors, officers and employees, and their immediate family members to notify the Board about any transaction, of any size, with the Company.  For the fiscal year ended September 30, 2008, we paid $176,000 for storage and corn procurement services to Wheaton-Dumont Coop Elevator, an entity in which one of our governors, Philip Deal, serves as the general manager.  This transaction was approved in accordance with our policies and procedures for review and approval of related party transactions.  For the fiscal year ended September 30, 2007, we purchased 114 acres of the 116-acre site on which the Plant was constructed from Jonathan and Brenda Piekarski, on October 25, 2006.  Mr. Piekarski is a governor on our Board and at the time of purchase served as our Vice President.  The purchase price of the site was $700,000, which is approximately $6,140 per acre.  The Piekarski tract was determined by the Board and project consultants to be a desired site for the Plant, meeting or exceeding the requirements and criteria identified for the project site.  In particular, as a Board member, Mr. Piekarski left the Board room when the Piekarski tract was discussed and the motion was made and unanimously approved to enter into the Piekarski tract.  Our site committee collectively recommended to the full Board that the proposed option price was a fair market value for the site, based on recent sales data from the county recorder’s office on similar land sales, discussions with county officials, and discussions with one of the local appraisers.  In addition, the Board and the site committee took into consideration the report from our local legal counsel on sales and recent appraisals of similar development sites, as well as the report from our senior project advisor.  Collectively, the Board and the site committee, all of whom have spent many years actively involved in the commercial activity of the Fergus Falls area, determined that the site option price was fair and reasonable.

Our Member Control Agreement provides that the existence and terms of any such transactions must be fully disclosed to the Board.  The Board may approve the transaction only if it determines that it is on terms no more favorable to the governors, executive officers, members or their affiliates than generally afforded to non-affiliated parties in a similar transaction.  A majority of our governors who are disinterested in such a transaction must approve the transaction and, acting as fiduciaries, conclude that it is in our best interest.  In addition, our Member Control Agreement permits us to enter into transactions related to the sale of corn with governors, executive officers, or their affiliates without any formal Board approval process, provided that the terms of the transaction are commercially reasonable and no less favorable to the Company than could be obtained from an unaffiliated third party.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s officers and governors, and persons who own more than 10% of a registered class of the Company’s equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission.  Officers, governors and greater than 10% percent Unit holders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.  To the Company’s knowledge, based solely on a review of the copies of such reports furnished to the Company and written representations from our officers and governors, Mark Ellison reported a gift transaction on a Form 5 that was filed late and Jerry Larson reported a gift transaction of a Form 5 that was filed late.

MEMBER PROPOSALS FOR THE 2010 ANNUAL MEETING

If you wish to submit a Member proposal for inclusion in our proxy statement and form of proxy for the 2010 Annual Meeting, we must receive it at our headquarters located at Otter Tail Ag Enterprises, LLC, 24096 - 170th Avenue, Fergus Falls, MN 56537-7518, to the attention of the Corporate Secretary, not later than September 29, 2009.

OTHER MATTERS

The Board knows of no other matter to be acted upon at the meeting.  However, if any other matter is lawfully brought before the meeting, the Units covered by the proxy in the accompanying form will be voted on such matter in accordance with the best judgment of the persons acting under such proxy.

THIS PROXY STATEMENT DOES NOT CONSTITUTE THE SOLICITATION OF A PROXY IN ANY JURISDICTION TO OR FROM ANY PERSON TO WHOM OR FROM WHOM IT IS UNLAWFUL TO MAKE SUCH PROXY SOLICITATION IN SUCH JURISDICTION.  YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED IN THIS PROXY STATEMENT TO VOTE YOUR UNITS AT THE ANNUAL MEETING.  WE HAVE NOT AUTHORIZED ANYONE TO PROVIDE YOU WITH INFORMATION THAT IS DIFFERENT FROM WHAT IS CONTAINED IN THIS PROXY STATEMENT. THIS PROXY STATEMENT IS DATED JANUARY 26, 2009.  YOU SHOULD NOT ASSUME THAT THE INFORMATION CONTAINED IN THIS PROXY STATEMENT IS ACCURATE AS OF ANY DATE OTHER THAN THAT DATE, AND THE MAILING OF THIS PROXY STATEMENT TO MEMBERS DOES NOT CREATE ANY IMPLICATION TO THE CONTRARY.

PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF GOVERNORS OF

OTTER TAIL AG ENTERPRISES, LLC

ANNUAL MEETING OF MEMBERS

February 12, 2009

By signing below, you, as a Member of Otter Tail Ag Enterprises, LLC, hereby appoint Jerry Larson and Lee Rogness, or either of them, proxies and attorneys-in-fact, with full power to each of substitution, on your behalf and in your name, to represent you at the Annual Meeting of Members of Otter Tail Ag Enterprises, LLC to be held on February 12, 2009, and at any adjournments or postponements thereof, and to vote all of your Units on all matters to be considered at the meeting which you would be entitled to vote if personally present.  The meeting will begin at 1:30 p.m. (with registration beginning at 12:30 p.m.), local time, at the Bigwood Center located at 925 Western Avenue, Fergus Falls, MN, 56537.

THIS PROXY WILL BE VOTED IN THE MANNER YOU DIRECT OR, IF NO CONTRARY DIRECTION IS INDICATED, WILL BE VOTED “FOR” THE PROPOSAL AND AS THE PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING (OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF) OR MAY OTHERWISE BE ALLOWED TO BE CONSIDERED AT THE MEETING.  PLEASE RETURN YOUR PROXY IN ONE OF THE FOLLOWING THREE WAYS:

By Mail:	By Facsimile:	By Scanning and sending by E-mail:
Otter Tail Ag Enterprises, LLC c/o Shannon Dirkes 24096 - 170th Avenue Fergus Falls, MN 56537-7518	ATTN: Shannon Dirkes (218)998-4302	proxy@otaellc.com

Please mark  ☒ votes as in this example.

THE BOARD OF GOVERNORS RECOMMENDS A VOTE “FOR” THE PROPOSAL #1.

Elect three (3) governors to the Board of Governors.  Each will serve for a term of three years.

Gregory Smith	For	☐
	Against	☐
	Abstain	☐

John Anderson	For	☐
	Against	☐
	Abstain	☐

Jonathan Piekarski	For	☐
	Against	☐
	Abstain	☐

THE BOARD OF GOVERNORS RECOMMENDS A VOTE “FOR” THE PROPOSAL #2.

Ratify Boulay, Heutmaker, Zibell & Co., P.L.L.P. as the Company’s Independent Auditors for the fiscal year ending September 30, 2009

	For	☐
	Against	☐
	Abstain	☐

MEMBER NAME:			NUMBER OF UNITS HELD AS OF RECORD DATE:

After you have marked and dated this proxy, please sign and return this card promptly in the enclosed envelope. If the Units being voted are registered in the names of two or more persons, whether as joint tenants, as community property or otherwise, both or all of such persons should sign. If you are signing as attorney, executor, administrator, trustee or guardian or if you are signing in another fiduciary capacity, please give your full title as such. If a corporation, please sign in full corporate name by President or other authorized person. If a partnership, please sign in partnership name by authorized person.

Date	Signature	Date	Signature